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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 19, 2003, in the Registration Statement (Form S-1 No. 333- ) and related Prospectus of CapitalSource Inc. for the registration of 20,000,000 shares of its common stock.


                                        /s/ Ernst & Young LLP



McLean, Virginia
January 16, 2004